EXHIBIT 10.5

REVOLVING NOTE

June 10, 2008
$25,000,000	Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of The PrivateBank and Trust Company (the “Lender”) at the Administrative Agent’s Office (as defined in the Credit Agreement) the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Revolving Credit Agreement, dated as of June 10, 2008 (as amended, supplemented or modified, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, LaSalle Bank National Association, certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Revolving Note may or must be paid prior to its due date or its due date accelerated.

This Revolving Note is made under and governed by the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State.

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name: Brett Heffes		Name: Brett Heffes
Title: Chief Financial Officer and Treasurer		Title: Chief Financial Officer and Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name: Brett Heffes		Name: Brett Heffes
Title: Chief Financial Officer and Treasurer		Title: Chief Financial Officer and Treasurer